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Exhibit 10.14(b)

MDS PROTEOMICS INC.

as Company

and

CEPHALON, INC.

as Lender

SECURITY AGREEMENT

January 7, 2003

STIKEMAN ELLIOTT

TABLE OF CONTENTS

ARTICLE 1
INTERPRETATION

(i)

(ii)

SECURITY AGREEMENT

        Security Agreement dated January 7, 2003 made by MDS Proteomics Inc., a company governed by the laws of Canada (the "Company") to and in favour of Cephalon, Inc., a Delaware Corporation (the "Lender").

  RECITALS:

  (a)
  The Lender has agreed to purchase a 5% secured convertible note due January 7, 2010 in the principal amount of US$30,000,000.00 (such 5% secured convertible note as it may at any time or from time to time be amended, supplemented, restated or replaced the "Note") from the Company upon the terms and conditions contained in a note purchase agreement between the Company and the Lender dated as of January 7, 2003 (such note purchase agreement as it may at any time or from time to time be amended, supplemented, restated or replaced, the "Purchase Agreement"); and

  (b)
  The Company has agreed to execute and deliver this security agreement to and in favour of the Lender as security for the payment and performance of the Company's obligations to the Lender under the Note and the Purchase Agreement and the other Related Documents (as herein defined).

        In consideration of the foregoing and other good and valuable consideration (the receipt and adequacy of which are acknowledged), the Company agrees as follows:

ARTICLE 1
INTERPRETATION

Section 1.1    Terms Incorporated by Reference.

        Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the "PPSA") and used in this security agreement shall have the same meanings herein as in the PPSA. All capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Purchase Agreement.

Section 1.2    Definitions.

        When used in this security agreement, the following terms shall have the following meanings:

        "Accounts" means, collectively:

  (a)
  any "account" as such term is defined in the PPSA as in effect on the date hereof and any right to payment for goods sold or leased or services performed whether now in existence or arising from time to time hereafter, including any right evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security; and

  (b)
  all (i) security pledged, assigned, hypothecated or granted to or held by the Company to secure the accounts and rights described in paragraph (a); (ii) right, title and interest in and to any goods, the sale of which gave rise to the accounts and rights described in paragraph (a); (iii) guarantees, endorsements and indemnifications on, or of, any of the accounts and rights described in paragraph (a); (iv) powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection with the accounts and rights described in paragraph (a); (v) books, records, ledger cards, and invoices relating to the accounts and rights described in paragraph (a); (vi) evidences of the filing of financing statements and other statements and the registration of other instruments in connection with the accounts and rights described in paragraph (a) and amendments to the accounts and rights described in paragraph (a), notices to other creditors or secured parties, and certificates from filing or other registration officers; (vii) credit information, reports and memoranda relating to the accounts and rights described in paragraph (a); and (viii) other writings related in any way to the accounts and rights described in paragraph (a) and this paragraph (b).

  "Collateral" has the meaning specified in Section 2.1.

  "Copyrights" shall mean, collectively, all of the Company's copyrights, copyright registrations and applications for copyright registration, whether under the laws of Canada or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

  "Contracts" means all contracts and agreements between the Company and one or more additional parties (including any and all Investment Agreements and licensing agreements) and all amendments, modifications, extensions and renewals of such contracts and agreements and all rights of the Company thereunder.

  "Domain Name" shall mean the combination of words and abbreviations that represents a uniquely identifiable internet protocol address of a World Wide Web internet location.

  "Equity Interests" means Securities, Partnership Interests and ULC/LLC Interests.

  "Event of Default" has the meaning specified in the Note.

  "Expenses" has the meaning specified in Section 2.2(2).

  "Intellectual Property" has the meaning specified in Section 2.1(g).

  "Instruments" means, (i) a bill, note or cheque within the meaning of the Bills of Exchange Act (Canada) or any other writing that evidences a right to the payment of money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or (ii) a letter of credit and an advice of credit if the letter or advice states that it must be surrendered upon claiming payment thereunder, or (iii) chattel paper or any other writing that evidences both a monetary obligation and a security interest in or a lease of specific goods, or (iv) documents of title or any other writing that purports to be issued by or addressed to a bailee and purports to cover such goods in the bailee's possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers, or (v) any document or writing commonly known as an instrument.

  "Intangibles" has the meaning specified in Section 2.1(g).

  "Investment Agreements" means any partnership agreement, joint venture agreement, limited liability company operating agreement, shareholders' agreement or other agreement creating, governing or evidencing any Equity Interests and to which the Company is now or hereafter becomes a party.

  "IP License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Intellectual Property now or hereafter owned by the Company or which the Company otherwise has the right to license, or any right to make, use or sell any invention on which a Patent, now or hereafter owned by the Company or which the Company otherwise has the right to license, is in existence, or granting any right to the Company under any property of the type described in the definitions of Copyrights or Trademarks herein now or hereafter owned by any third party, or granting to the Company any right to make, use or sell any invention on which property of the type described in the definition of Patents herein, now or hereafter owned by any third party, is in existence, and all rights of the Company under any such agreement.

  "Lien" means any mortgage, charge, pledge, hypothecation, security interest, assignment, encumbrance, lien (statutory or otherwise), title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature or any other arrangement or condition that in substance secures payment or performance of an obligation.

  "Loan Documents" means the Purchase Agreement, the Note and the "Related Documents" as such term is defined in the Purchase Agreement, and any other documents and instruments delivered to the Lender in connection with or pursuant to such documents.

  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Company and its Subsidiaries, on a consolidated basis, or (ii) the impairment of the ability of the Company to perform its obligations under the Loan Documents or of the Lender to enforce any Loan Document or collect any of the Secured Obligations. In determining whether or not any individual event could reasonably be expected to have a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to have a Material Adverse Effect.

  "Mobile Goods" shall mean, collectively, all of the Company's motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, in each case whether now owned or existing or hereafter acquired.

  "Negotiable Collateral" has the meaning specified in Section 2.3(3).

  "Partnership Interest" means any interest in any general partnership, limited partnership or limited liability partnership.

  "Patents" shall mean, collectively, all of the Company's letters patent, whether under the laws of Canada or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including without limitation the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

  "Permitted Liens" means the following:

  (i)
  Liens for taxes, assessments or other governmental charges not yet due and payable or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired unless the same are being diligently contested in good faith and by appropriate proceedings and then only if and to the extent that adequate reserves therefor are maintained in accordance with GAAP;

  (ii)
  Inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of construction, maintenance, repair or operation of assets of the Person which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being contested in good faith;

  (iii)
  easements, rights of way, servitudes, restrictions and other similar charges or encumbrances which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of the business of the Company or its Subsidiaries;

  (iv)
  Liens in favour of the Lender;

  (v)
  Liens securing purchase money security agreements and capital leases, provided that such Liens are created substantially simultaneously with the acquisition or lease of the related asset, do not encumber any property other than the items purchased with the proceeds of such indebtedness or leased pursuant to such indebtedness and such Liens do not secure any amounts other than amounts necessary to purchase or lease such items;

  (vi)
  Liens listed and described in Schedule B; and

  (vii)
  Liens that are subordinate to the Security Interest.

  "Person" means a natural person, partnership, limited liability partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or governmental entity or authority.

  "Restricted Asset" has the meaning specified in Section 2.4(1).

  "Secured Obligations" has the meaning specified in Section 2.2(1).

  "Securities" means a document that is, (i) issued in bearer, order or registered form, (ii) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investments, (iii) one of a class or series or by its terms is divisible into a class or series of documents, and (iv) evidence of a share, participation or other interest in property or in an enterprise or is evidence of an obligation of the issuer, and includes an uncertificated security, but does not include a Partnership Interest or a ULC/LLC Interest.

  "Security Interest" has the meaning specified in Section 2.2(1).

  "Specified Contract" has the meaning specified in Section 3.7.

  "Subsidiary" or "Subsidiaries" means, with respect to any Person, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

  "Trademarks" shall mean, collectively, all of the Company's trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of Canada or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

  "ULC/LLC Interest" means any interest in an unlimited liability company or a limited liability company owned or otherwise held by a Person pursuant to which such Person may become liable for the debts or any portion of the debts of such unlimited liability company or such limited liability company.

Section 1.3    Statutes.

        Unless specified otherwise, reference in this security agreement to a statute refers to that statute as it may be amended, or to any restated or successor legislation of comparable effect.

Section 1.4    Agreements.

        Unless specified otherwise, reference in this security agreement to any agreement refers to that agreement as it may be amended, supplemented, restated, modified or replaced from time to time.

Section 1.5    Certain Phrases, etc.

        In this security agreement the words "including" and "includes" mean "including (or includes) without limitation".

Section 1.6    Gender and Number.

        Any reference in this security agreement to gender shall include all genders and words importing the singular number only shall include the plural and vice versa.

Section 1.7    Headings, etc.

        The division of this security agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect its interpretation. The expressions "Article" and "Section" followed by a number mean and refer to the specified Articles or Section of this security agreement.

Section 1.8    Schedules.

        The Schedules attached to this security agreement shall, for all purposes of this security agreement, form an integral part of it.

ARTICLE 2
SECURITY

Section 2.1    Grant of Security.

        Subject to Section 2.4, the Company grants to the Lender a security interest in all the Company's right, title and interest in and to the property, assets and undertaking of the Company now owned or hereafter acquired (collectively, the "Collateral") including, without limitation, any and all of the Company's:

  (a)
  inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Company;

  (b)
  equipment, machinery, furniture, fixtures, plants, vehicles and other goods of every kind and description and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

  (c)
  Accounts;

  (d)
  money, documents of title, chattel paper;

  (e)
  all Securities and Instruments including the Securities and Instruments listed in Schedule A but excluding any Securities in ProFold Inc. or Zyomyx, Inc. for so long as the Company owns less than 100% of the issued and outstanding shares of such Person;

  (f)
  all Partnership Interests and ULC/LLC Interests including the Partnership Interests and ULC/LLC Interests listed in Schedule A;

  (g)
  intangibles including all security interests, goodwill, choses in action and other contractual benefits and all Copyrights, Patents, Trademarks and Domain Names and other intellectual property (collectively, the "Intellectual Property");

  (h)
  substitutions and replacements of and increases, additions and, where applicable, accessions to the property described in Section 2.1(a)—Section 2.1(g) inclusive; and

  (i)
  proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Section 2.1(a)—Section 2.1(h) inclusive of the proceeds of such proceeds.

Section 2.2    Obligations Secured.

(1)
The security interest granted hereby (the "Security Interest") secures the payment and performance of all debts, liabilities and obligations including all charges and fees of the Lender whether present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Company to the Lender, however or wherever incurred, and in any currency, and whether incurred by the Company alone or with another or others and whether as principal or surety due from the Company to the Lender pursuant to or in connection with the Purchase Agreement or the Note or any other Loan Document and all Expenses (the "Secured Obligations").

(2)
The Company shall be liable for all expenses, costs and charges incurred by or on behalf of the Lender, in connection with this security agreement from and after date of this security agreement, the Security Interest or the Collateral (the "Expenses"), including all reasonable legal fees, court costs, receiver's or agent's remuneration and other expenses of taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral or other lawful exercises of the powers conferred by the Purchase Agreement or the Note or any other Loan Document, and of taking, defending or participating in any action or proceeding in connection with any of the foregoing matters or otherwise in connection with the Lender's interest in any Collateral, whether or not directly relating to the enforcement of this security agreement or the Purchase Agreement or the Note or any other Loan Document.

Section 2.3    Attachment.

(1)
The Company acknowledges that (i) value has been given, (ii) it has rights in the Collateral (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a duplicate original copy of this security agreement.

(2)
If any Security or Instrument is now or at any time hereafter becomes evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of the issuer thereof in the name of a clearing agency or a custodian or of a nominee of either, the Company shall, at the request of the Lender, cause the Security Interest to be entered in the records of the clearing agency or custodian and provide evidence of such notation to the Lender.

(3)
The Company hereby deposits with the Lender any and all certificates evidencing the Equity Interests listed in Schedule A, (i) duly endorsed for transfer in blank in the case of Securities, and (ii) delivered with a power of attorney duly endorsed for transfer in blank in the case of ULC/LLC Interests or Partnership Interests. If the Company acquires any Instrument, Security or negotiable document of title constituting Collateral, other than ULC/LLC Interests or Partnership Interests, (collectively, "Negotiable Collateral"), the Company will, within 10 Business Days after receipt, notify the Lender thereof, and upon request by the Lender will promptly deliver to the Lender the Negotiable Collateral as security for the Secured Obligations and shall, at the reasonable request of the Lender (i) cause the transfer of the Negotiable Collateral to the Lender to be registered wherever, in the reasonable opinion of the Lender, such registration may be required or advisable, (ii) duly endorse the same for transfer in blank or as the Lender may reasonably direct, and (iii) upon request of the Lender, use commercially reasonable efforts to deliver to the Lender any and all powers of attorney or consents or other documents which may be necessary to effect the transfer of the Negotiable Collateral to the Lender or any third party. If the Company acquires any ULC/LLC Interests or Partnership Interests, the Company will within 10 Business Days after receipt, notify the Lender thereof, and upon written request by the Lender will promptly deliver to the Lender the certificates evidencing the ULC/LLC Interests or Partnership Interests as security for the Secured Obligations and shall, at the reasonable request of the Lender use commercially reasonable efforts to deliver to the Lender any and all powers of attorney duly endorsed for transfer of the ULC/LLC Interests or Partnership Interests in blank.

(4)
The Company will promptly inform the Lender in writing of the acquisition by the Company of any personal property of the type described in Schedule A to this security agreement and which is not adequately described therein, and the Company will execute and deliver, at its own expense, from time to time, amendments to this security agreement and its schedules or additional security agreements or schedules as may be reasonably required by the Lender.

Section 2.4    Scope of Security Interest.

(1)
To the extent that the creation of the Security Interest would constitute a breach or permit the acceleration or termination of any Contract, licence or permit of the Company which constitutes Collateral (each, a "Restricted Asset"), the Security Interest created hereunder will constitute a trust created in favour of the Lender pursuant to which the Company shall hold as trustee its interest in all proceeds arising under or in connection with the Restricted Asset in trust for the Lender on the following basis:

(i)
until the Security Interest has become enforceable, the Company shall be entitled to receive all such proceeds; and

(ii)
whenever the Security Interest has become enforceable, all rights of the Company to receive such proceeds shall cease, the Company shall at the request of the Lender take all such actions to collect and enforce payment and other rights arising under the Restricted Asset in accordance with the instructions of the Lender and all such proceeds arising under or in connection with the Restricted Asset shall be immediately paid over to the Lender.

  Other than in the normal course of the Company's business, the Company shall not exercise any rights of set-off with respect to amounts payable under or in connection with any Restricted Asset.

(2)
Until the Security Interest shall have become enforceable, the grant of the Security Interest in the Intellectual Property shall not affect in any way the Company's rights to commercially exploit the Intellectual Property (including but not limited to the licensing or disposition thereof), defend it, enforce the Company's rights in it or with respect to it against third parties in any court or claim and be entitled to receive any damages with respect to any infringement of it, provided that such action is not in breach of this security agreement or the Purchase Agreement, or the Note or any other Loan Document.

(3)
The Security Interest shall not extend to consumer goods.

(4)
The Security Interest shall not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Company in respect of real property, but the Company shall stand possessed of any such last day upon trust to assign and dispose of it as the Lender may direct.

Section 2.5    Grant of Licence to Use Intellectual Property.

        At such time as the Lender shall be lawfully entitled to exercise its rights and remedies and for purposes of enabling the Lender to exercise its rights and remedies pursuant to Article 5 and for no other purpose, the Company grants to the Lender an irrevocable, nonexclusive licence (exercisable without payment of royalty or other compensation to the Company) to use, assign or sublicense any of the Intellectual Property wherever the same may be located, including in such licence access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all computer programs used for compilation or print-out.

Section 2.6    Care and Custody of Collateral.

(1)
The Lender shall have no obligation to keep Collateral in its possession identifiable.

(2)
The Lender may, after the Security Interest shall have become enforceable, (i) notify any person obligated on an account or on chattel paper or any obligor on an instrument to make payments to the Lender whether or not the Company was previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.

Section 2.7    Amalgamation.

        The Company acknowledges and agrees that if it amalgamates or merges with or into any other corporation or corporations, then (i) the term "Company" shall extend to and include the continuing corporation from such amalgamation or merger, (ii) the term "Secured Obligations" will extend to and include the Secured Obligations of each of the amalgamating or merging corporations at the time of such amalgamation or merger arising thereafter, and (iii) the Collateral hereby secured and the Security Interests over the Collateral of the Company will extend to and include all of the property, assets and undertakings of each of the amalgamating or merging corporations at the time of such amalgamation or merger and any and all property, assets and undertakings of the continuing corporation from such amalgamation or merger thereafter owned or acquired by such continuing corporation.

Section 2.8    Dealing with the Securities, etc.

        The Lender need not see to the collection of dividends or distributions on, or exercise any option or right in connection with, the Securities, ULC/LLC Interests and Instruments that are Collateral hereunder and need not protect or preserve them from depreciating in value or becoming worthless and is released from all responsibility for any loss of value save and except where it is wholly attributable to the gross negligence or wilful misconduct of the Lender. The Lender shall be bound to exercise in the physical keeping of such Collateral only the same degree of care as would a prudent lender exercise with respect to securities in its safekeeping.

Section 2.9    Rights of the Company.

(1)
Until the Security Interest has become enforceable, the Company shall be entitled to vote the Securities and to receive all cash dividends and distributions. To the extent necessary to allow the Company to vote the Securities, the Lender shall from time to time, at the request and the expense of the Company, (i) execute valid proxies appointing proxyholders to attend and act at meetings of shareholders or partners, and (ii) execute resolutions in writing, all pursuant to the relevant provisions of the issuer's governing legislation. Whenever the Security Interest has become enforceable, all rights of the Company to vote (under any proxy given by the Lender (or its nominee) in connection herewith or otherwise) or to receive dividends and distributions shall cease and all such rights shall become vested solely and absolutely in the Lender.

(2)
The Company is the owner of the ULC/LLC Interests and as such, for greater certainty, the Company shall continue to be a member or partner, as applicable, of the relevant unlimited company or limited liability company or partnership and shall retain all rights as a member or partner, as applicable, of the relevant unlimited company or limited liability company or partnership including without limitation the right to vote its shares or units as a member of the relevant unlimited company or limited liability company or partnership, the right to receive dividends or property or other distributions on its shares or units as a member of the relevant unlimited company or limited liability company or partnership and the right to attend meetings of the relevant unlimited company or limited liability company or partnership. The Company agrees that no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this security agreement, the Note, the Purchase Agreement and the other Related Documents. Whenever the Security Interest in the ULC/LLC Interests or Partnership Interests has become enforceable and the Lender has exercised realization and enforcement rights pursuant to Section 5.6 of this security agreement, all rights of the Company to exercise voting rights or to receive dividends or property or other distributions or to attend meetings as a member or partner of the relevant unlimited company or limited liability company or Partnership shall cease.

(3)
Any dividends or distributions received by the Company on Securities contrary to Section 2.9(1) or any other moneys or property which may be received by the Company after the Security Interest has become enforceable for, or in respect of, the Collateral (other than the ULC/LLC Interests and the Partnership Interests) shall be received as trustee for the Lender and shall be immediately paid over to the Lender.

(4)
Any moneys, dividends or distributions or other property which may be received by the Company after the exercise of the Lender's rights of enforcement against ULC/LLC Interests or Partnership Interests in accordance with Section 5.6 of this security agreement shall be received as trustee for the Lender and shall be immediately paid over to the Lender.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Section 3.1    Other Financing Statements.

        As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Schedule B, and the Company will not enter into any agreement which would give rise to the right of another Person to file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby and by the other Loan Documents to which the Company is a party or as permitted by this security agreement or in connection with Permitted Liens.

Section 3.2    Ownership of Collateral.

        The Company owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the liens granted hereunder and except for other Permitted Liens.

Section 3.3    Locations.

        Schedule C lists, as to the Company, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, (iii) the addresses of its chief executive office and each other place of business, (iv) the address of each location of all original invoices, ledgers, chattel paper, instruments and other records or information evidencing or relating to the Collateral, and (v) the address of each location at which any equipment or inventory (other than Mobile Goods and goods in transit) owned by the Company is kept or maintained, in each instance except for any new locations established in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Schedule C are owned or leased by the Company. The Company does not presently conduct business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Schedule C, and the Company has not entered into any contract or granted any Lien within the past five years from the date hereof under any name other than its legal corporate name or a trade or fictitious name indicated on Schedule C.

Section 3.4    Authorization; Consent.

        No authorization, consent or approval of, or declaration or filing with, any Governmental Entity (including without limitation any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in any jurisdiction) is required for the valid execution, delivery and performance by the Company of this security agreement, the grant by it of the Lien and security interest in favour of the Lender provided for herein, except for (i) the filings described in Section 3.2, (ii) in the case of Accounts owing from any federal Governmental Entity, the filing by the Lender of a notice of assignment in accordance with the Financial Administration Act (Canada), (iii) in the case of Equity Interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally and (iv) any assignment or transfer of control of any license required in connection with the exercise of the remedies provided for herein.

Section 3.5    Accounts.

        Each Account is, or at the time it arises will be: (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Company,(ii) subject to no material offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Company in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Lender, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any chattel paper or other instrument; or if so, any such chattel paper or other instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Lender and delivered to the Lender to be held as Collateral hereunder. To the knowledge of the Company, there are no facts, events or occurrences that would in any way materially impair the validity or enforcement of any Accounts except as set forth above.

Section 3.6 Equity Interests and Instruments.

(1)
As of the date hereof, the Equity Interests required to be pledged hereunder by the Company consist of the number and type of shares of capital stock (in the case of Securities) or the percentage and type of other equity interests (in the case of Partnership Interests and ULC/LLC Interests) described beneath the Company's name in Schedule A. The Company is the legal and beneficial owner of, and it has good and marketable title to all Collateral consisting of one or more Securities, ULC/LLC Interests and Partnership Interests and it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no Lien, option or adverse claim whatsoever, except the Security Interest created by this security agreement and Permitted Liens);

(2)
Except as disclosed by the Company to the Lender in the Purchase Agreement, no person, firm or corporation has or will have any written or oral option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement to acquire any right or interest in any of the Collateral consisting of Securities, ULC/LLC Interests or Instruments;

(3)
The Company has full power, authority and legal right to pledge all the Collateral consisting of Securities, ULC/LLC Interests, Partnership Interests and Instruments pledged by it pursuant to this security agreement;

(4)
All of the Collateral consisting of Securities, ULC/LLC Interests and Instruments has been duly and validly issued and acquired, is fully paid and non-assessable and is not subject to any capital call or other additional capital requirement, other than insofar as ULC/LLC Interests are assessable on winding up or bankruptcy of an unlimited company or a limited liability company;

(5)
Each of the Instruments pledged hereunder, constitutes, or when executed by the obligor thereof will to the knowledge of the Company constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(6)
the pledge, collateral assignment and delivery to the Lender of the Collateral consisting of certificated Securities pursuant to this security agreement creates a valid and perfected first priority security interest in such certificated Securities, and the proceeds thereof, subject to no prior Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such the Company which would include the Securities (other than Permitted Liens) and the Lender is entitled to all the rights, priorities and benefits afforded by the PPSA or other relevant personal property securities legislation as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(7)
"possession" (within the meaning of the PPSA) has been obtained by the Lender over all Collateral consisting of Securities and Instruments.

Section 3.7    Specified Contracts.

        As to (i) each Investment Agreement and (ii) each material Contract to which the Company is now a party (the foregoing, collectively, "Specified Contracts") and listed on Schedule 3.17 of the Purchase Agreement, (w) the Company is not in default in any material respect under such Specified Contract, and to the knowledge of the Company, none of the other parties to such Specified Contract is in default in any material respect thereunder (except as shall have been disclosed in writing to the Lender), (x) such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to equitable principles (regardless of whether enforcement is sought in equity or at law), and no defense, offset, deduction or counterclaim will exist thereunder in favour of any such party, and (y) the performance by the Company of its obligations under such Specified Contract in accordance with its terms will not contravene any requirement of law or any contractual restriction binding on or affecting the Company or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties (except for Permitted Liens) and such violations or Liens which could not reasonably be expected to have a Material Adverse Effect, and (z) the Company has furnished the Lender with a correct and complete copy of each Specified Contract to which it is a party as then in effect, other than those Specified Contracts specifically identified as not having been provided in Schedule 3.17 of the Purchase Agreement.

Section 3.8    Documents of Title.

        As of the date hereof, no bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and inventory in transit in the ordinary course of business to a location set forth on Schedule C or to a customer of the Company.

Section 3.9    Intellectual Property.

        Schedule D correctly set forth all Intellectual Property owned by the Company as of the date hereof. Except to the extent such failure could not reasonably be expected to have a Material Adverse Effect, (i) subject to any third party(s) right or claim, the Company owns or possesses the valid right to use all Intellectual Property; (ii) all registrations therefor have been validly issued under applicable law and are in full force and effect; (iii) all applicable maintenance fees, affidavits and other filings or payments associated therewith are current and shall remain current throughout the duration of this security agreement; (iv) no claim has been made in writing or, to the knowledge of the Company, orally, that any of such Intellectual Property is invalid or unenforceable or materially violates or infringes the rights of any other Person, and, to the knowledge of the Company, there is no such material violation or infringement in existence; (v) and to the knowledge of the Company, no other Person is presently infringing upon the rights of the Company with regard to any of such Intellectual Property.

ARTICLE 4
COVENANTS

Section 4.1    Use and Disposition of Collateral.

        The Company will not sell or otherwise dispose of, lease, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber (in this Section 4.1 such actions are referred to as "transfers") any of the Collateral or any interest therein: (i) except for the security interest created in favour of the Lender hereunder; (ii) except for Permitted Liens; and (iii) provided however that so long as no Event of Default shall have occurred and be continuing, the Company may, in any lawful manner (A) make bona fide transfers of Collateral in the ordinary course of business at fair market value; (B) make transfers of Collateral that have no material or economic value in the business of the Company or are obsolete or are otherwise not required by the Company to conduct its business provided the value of the Collateral in connection with any such latter transfer does not exceed $500,000; and (C) otherwise, in a manner consistent with and not contrary to (A) and (B) above, use, control, transfer and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the proceeds thereof, in the same manner and with the same effect as if this security agreement had not been made.

Section 4.2    Change of Name, Locations, etc.

        The Company will not (i) change its name, identity or the nature of its constitution, (ii) change its chief executive office from the location thereof listed on Schedule C, (iii) except as otherwise permitted by this security agreement change the jurisdiction of its incorporation or organization from the jurisdiction listed on Schedule C (whether by merger or otherwise), or (iii) remove any Collateral (other than Mobile Goods and goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Schedule C, or keep or maintain any Collateral at a location not listed on Schedule C, unless in each case the Company has (A) given ten (10) business days' prior written notice to the Lender of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Lender may reasonably request, and (B) delivered to the Lender ten (10) business days prior to any such change or removal such documents, instruments and financing statements as may be reasonably required by the Lender, all in form and substance reasonably satisfactory to the Lender, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Lender (including, at the reasonable request of the Lender, delivery of opinions of counsel reasonably satisfactory to the Lender to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein.

Section 4.3    Records; Inspection.

(1)
The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including without limitation records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Lender from time to time such statements, schedules and reports (including without limitation accounts receivable aging schedules) with regard to the Collateral as the Lender may reasonably request.

(2)
The Company will permit any authorized representatives of the Lender (i) to visit and inspect any of the properties of the Company, including its financial and accounting records, and to make copies and take extracts therefrom, and (ii) to discuss its affairs, finances and business with its officers, employees and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, the Company will participate and will cause its key management to participate in a meeting with the Lender at least once during each year, which meeting shall be held at such time and such place in Toronto, Ontario as may be reasonably requested by the Lender and consented to by the Company, which consent shall not be unreasonably withheld. The Company and the Lender shall be responsible for the payment of their respective expenses in connection with any such meeting.

(3)
In addition to the rights of inspection of the Lender under Section 4.3(2), the Company shall, from time to time at such times as may be reasonably requested by the Lender and upon reasonable notice, (i) make available to the Lender for inspection and review (pursuant to Section 4.3(2)) at the Company's offices copies of all invoices and other documents and information relating to the Collateral (including without limitation itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Lender shall reasonably request), (ii) during any such inspection pursuant to Section 4.3(2), permit the Lender or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, (iii) during any such inspection pursuant to Section 4.3(2) hereof, permit the Lender to inspect the Collateral (including without limitation Inventory), and (iv) permit the Lender to discuss its finances and affairs with its officers and independent accountants and take any other actions reasonably necessary for the protection of the interests of the Lender in the Collateral. At the reasonable request of the Lender, the Company will legend, in form and manner reasonably satisfactory to the Lender, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Lender and that the Lender has a security interest therein. During the period in which an Event of Default shall have occurred and be continuing, the Lender shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and the Company agrees to furnish all such reasonable assistance and information as the Lender may reasonably require in connection therewith.

Section 4.4    Accounts.

        Unless notified otherwise by the Lender in accordance with the terms hereof, the Company shall endeavour to the extent commercially reasonable to collect its Accounts and all amounts owing to it thereunder and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the reasonable request of the Lender, take such action as the Lender may deem reasonably necessary or advisable (within applicable laws) to enforce such collection. The Company shall not, except to the extent done in the ordinary course of its business consistent with past practice and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. The Company shall promptly inform the Lender of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, US$250,000, or more, where the Company reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

Section 4.5    Instruments.

        The Company agrees that if any intercompany obligations, Accounts or other Collateral shall at any time be evidenced by a promissory note, chattel paper, electronic chattel paper or other Instrument, any such promissory note, chattel paper, electronic chattel paper or other Instrument shall be in form suitable for transfer by delivery and shall be promptly delivered to the Lender to be held as Collateral hereunder, together with appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to the Lender, and in each case together with such other instruments or documents as the Lender may reasonably request from time to time.

Section 4.6    Equipment.

        Except as conducted in the ordinary course of business, the Company shall not knowingly permit any Equipment to become a fixture to any real property.

Section 4.7    Location of Inventory.

        The Company agrees that it shall not permit an amount of inventory exceeding US$100,000 to be in the possession of any bailee, warehouseman, agent or processor at any time unless such bailee, warehouseman, agent or processor shall have been notified of the security interest created by this security agreement and the Company shall have exercised commercially reasonably efforts to obtain, at the Company's sole cost and expense, a written agreement to hold such inventory subject to the security interest created by this security agreement and the reasonable instructions of the Lender and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such inventory, such agreement to be in form and substance reasonably satisfactory to the Lender.

Section 4.8    Contracts.

        Except to an extent that could not reasonably be expected to have a Material Adverse Effect, the Company (i) will, at its expense, at all times perform and comply with all terms and provisions of each Specified Contract to which it is or hereafter becomes a party required to be performed or complied with by it and enforce the material terms and provisions thereof in accordance with its material terms, and (ii) will not waive, amend or modify any material provision thereof in any manner other than in the ordinary course of business of such the Company in accordance with past practice (provided that in no event may any waiver, amendment or modification be made that would materially adversely affect the interests of the Lender under the Loan Documents). The Company has delivered copies of each Specified Contract to which it is a party other than those Specified Contracts specifically identified as not having been provided on Schedule 3.17 of the Purchase Agreement and will deliver each amendment or modification thereof to the Lender promptly upon the execution and delivery thereof if such amendment or modification could reasonably be expected to have a Material Adverse Effect unless confidentiality obligations imposed pursuant to the Specified Contract or the amendment thereto prohibit providing a copy to the Lender. The Company will use commercially reasonable efforts not to enter into any Specified Contract that by its terms prohibits the assignment of the Company's rights and interest thereunder in the manner contemplated by this security agreement. As to all real estate leased by the Company after the date hereof having annual rental payments in excess of US$250,000 located in a jurisdiction which provides for liens of landlords imposed by statute, other than leases for retail locations, the Company shall use commercially reasonable efforts to obtain waivers from the landlords of all such real estate, substantially in the form of Exhibit A hereto or in such other form as shall be reasonably acceptable to the Lender. The Company will notify the Lender promptly in writing upon written notice of (i) any termination of any Specified Contract, in whole or in part, or (ii) any material breach, default or event of default by any party thereunder, in each case, if any of the foregoing could be reasonably expected to have a Material Adverse Effect.

Section 4.9    Taxes.

        The Company will pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and (ii) all lawful claims that, if unpaid, might become a Lien upon any of its properties; provided, however, that the Company shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which the Company has maintained adequate reserves with respect thereto in accordance with GAAP unless and until any Lien resulting therefrom attaches to any material part of Collateral.

Section 4.10    Insurance.

(1)
If the Company fails to obtain and maintain the type and level of insurance obtained by companies in industries similar to the Company or to pay any premium in whole or in part, the Lender may, without waiving or releasing any obligation or Event of Default, at the Company's expense, but without any obligation to do so, procure such policies or pay such premiums. All sums so disbursed by the Lender, including attorneys' fees, court costs, expenses and other charges related thereto, shall be payable by the Company to the Lender on demand and shall be additional Secured Obligations hereunder, secured by the Collateral.

(2)
Not less than 30 days prior to the expiration date of the insurance policies required to be maintained by the Company, the Company will deliver to the Lender, at the Lender's request, one or more certificates of insurance evidencing renewal of the insurance coverage required hereunder plus such other evidence of payment of premiums therefor as the Lender may reasonably request. Upon the reasonable request of the Lender from time to time, the Company will deliver to the Lender evidence that the insurance required to be maintained pursuant to this Section is in effect.

Section 4.11    Collateral in Possession of Third Party; Delivery of Collateral

        Without limiting the generality of any other provision of this security agreement, the Company agrees that it shall not permit any Collateral valued in excess of US$250,000 to be in the possession of any bailee, warehouseman, agent, processor or other third party at any time unless such bailee or other Person shall have been notified of the security interest created by this security agreement (or, if required under applicable law in order to perfect the Lender's security interest in such Collateral, such bailee or other Person shall have acknowledged to the Lender in writing that it is holding such Collateral for the benefit of the Lender and subject to such security interest and to the instructions of the Lender) and the Company shall have exercised commercially reasonable efforts to obtain from such bailee or other Person, at the Company's sole cost and expense, the written acknowledgement described above (if not already required by applicable law to perfect the Lender's security interest) and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Collateral, such agreement to be in form and substance reasonably satisfactory to the Lender. All certificates or instruments representing or evidencing any intercompany obligations or Securities shall be delivered to and held by the Company or on behalf of the Lender pursuant hereto, shall be in form suitable for transfer by delivery and, at the Lender's reasonable request, shall be delivered together with undated stock powers or other instruments of assignment, as applicable, duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance reasonably satisfactory to the Lender, and in each case such other instruments or documents as the Lender reasonably may request. All certificates or instruments representing or evidencing any ULC/LLC Interests or Partnership Interests shall be held by the Company or on behalf of the Lender, with powers of attorney duly endorsed for transfer of the ULC/LLC Interests or Partnership Interests in blank.

Section 4.12    Perfection and Protection of Security Interest.

        The Company agrees that it shall perform, execute and deliver all acts, agreements, and other documents as may be reasonably requested by the Lender at any time to register, file, signify, publish, perfect, maintain, protect, and enforce the Security Interest including (i) executing, recording and filing of this security agreement and any other Loan Documents and financing or continuation statements in connection therewith, in form and substance satisfactory to the Lender, acting reasonably, and pay all taxes, fees and other charges payable in connection therewith, (ii) delivering to the Lender the originals of all instruments, documents and chattel paper and all other Collateral of which the Lender reasonably determines it should have physical possession in order to perfect and protect the Security Interest, duly endorsed or assigned to the Lender, other than certificates or instruments representing or evidencing any ULC/LLC Interests or Partnership Interests which shall be delivered with powers of attorney duly endorsed for transfer in blank but shall not be endorsed or assigned until the Security Interest in the ULC/LLC Interests has become enforceable and the Lender has exercised realization and enforcement rights pursuant to Section 5.6 of this security agreement, (iii) delivering to the Lender warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are listed, (iv) placing notations on its books of account to disclose the Security Interest, (v) delivering to the Lender all letters of credit on which the Company is named beneficiary, and (vi) taking such other steps as are deemed necessary by the Lender, acting reasonably, to maintain the Security Interest.

Section 4.13    Intellectual Property.

(1)
On a quarterly basis, the Company shall inform the Lender as to whether the Company has acquired any registered Copyrights, Patents or Trademarks or effected any registration of any Copyrights, Patents or Trademarks, or filed any application for registration thereof, whether within Canada or any other country or jurisdiction, together with information sufficient to permit the Lender, upon its receipt of such notice, to (and the Company hereby authorizes the Lender to) modify this security agreement, as appropriate, by amending Schedule D hereto or to add additional schedules hereto to include any such Copyrights, Patents or Trademarks that becomes part of the Collateral under this security agreement, and the Company shall additionally, at its own expense, execute and deliver with regard to any such Copyrights, Patents or Trademarks, fully completed grants of security interest in the form acceptable to the Lender, together in all instances with any other agreements, instruments and documents that Lender may reasonably request from time to time to further effect and confirm the assignment and grant of security interest created by this security agreement in such Copyrights, Patents or Trademarks.

(2)
Subject to Section 4.1, the Company (either itself or through its licensees or its sublicensees) shall, for each material Trademark used in the conduct of its business, use commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of registration to the extent required by applicable law (iv) take all commercially reasonable steps to police and defend such Trademark and prevent or arrest infringement, dilution or other harm to such Trademark and (v) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

(3)
Subject to Section 4.1, the Company (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of the Company's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by such a Patent with the relevant patent number as required by applicable patent laws.

(4)
Subject to Section 4.1, the Company (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

(5)
The Company shall notify the Lender immediately if it knows or has reason to know that any material Copyright, Patent or Trademark used in the conduct of its business may become abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the Canadian Intellectual Property Office or any court) regarding the Company's ownership of any material Copyright, Patent or Trademark, its right to register the same, or to keep and maintain the same.

(6)
Subject to Section 4.1, the Company will take all commercially reasonable steps in any proceeding before the Canadian Intellectual Property Office or any other office or agency in any political subdivision of Canada or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Copyright, Patent or Trademark useful for its business (and to obtain the relevant grant or registration) and to maintain each registration of any material Copyright, Patent or Trademark useful for its business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(7)
Subject to Section 4.1, in the event that any Collateral consisting of a material Copyright, Patent or Trademark useful in the conduct of the Company's business is believed infringed, misappropriated or diluted by a third party, the Company shall notify Lender promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

(8)
Upon the occurrence and during the continuance of an Event of Default, the Company shall use commercially reasonably efforts to obtain all requisite consents or approvals from the licensor of each material IP License used in the conduct of its business included within the Collateral to effect the assignment of all of the Company's right, title and interest thereunder to the Lender or its designee.

ARTICLE 5
ENFORCEMENT

Section 5.1    Enforcement.

        The Security Interest shall be and become enforceable against the Company upon the occurrence and during the continuance of an Event of Default and in the case of the Partnership Interests or ULC/LLC Interests, in addition to the foregoing, when notice shall have been given as set out in Section 5.6. Any reference herein to "whenever the Security Interest has become enforceable", shall mean, with respect to and in the case of any Security Interest in ULC/LLC Interests, after notice has been given as set out in Section 5.6.

Section 5.2    Remedies.

(1)
Whenever the Security Interest has become enforceable, the Lender may realize upon the Collateral and enforce its rights by:

(a)
entry onto any premises where Collateral consisting of tangible personal property may be located;

(b)
entry into possession of the Collateral by any method permitted by law;

(c)
sale or lease of all or any part of the Collateral;

(d)
collection of any proceeds arising in respect of the Collateral;

(e)
exercise and enforce all rights and remedies of a holder of the Securities and Instruments as if the Lender were the absolute owner thereof (including, if necessary, causing the Collateral to be registered in the name of the Lender or its nominee if not already done);

(f)
instruction to all banks which have entered into a control agreement with the Lender to transfer all moneys, Equity Interests and Instruments held by such depositary bank to an account maintained with or by the Lender;

(g)
collection, realization or sale of, or other dealing with, the Accounts;

(h)
appointment by instrument in writing of a receiver (which term as used in this security agreement includes a receiver and manager) or agent of all or any part of the Collateral and removal or replacement from time to time of any receiver or agent;

(i)
institution of proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

(j)
institution of proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

  (k)
  filing of proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Company; and

  (l)
  any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

(2)
Such remedies may be exercised from time to time separately or in combination and are in addition to, and not in substitution for, any other rights of the Lender however created. The Lender shall not be bound to exercise any right or remedy, and the exercise of any rights and remedies shall be without prejudice to the rights of the Lender in respect of the Secured Obligations including the right to claim for any deficiency.

Section 5.3    Additional Rights.

        In addition to the remedies set forth in Section 5.2, the Lender may, whenever the Security Interest has become enforceable:

  (a)
  require the Company, at the Company's expense, to assemble the Collateral at a place or places designated by notice in writing and the Company agrees to so assemble the Collateral;

  (b)
  require the Company, by notice in writing, to disclose to the Lender the location or locations of the Collateral and the Company agrees to make such disclosure when so required;

  (c)
  repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Company or otherwise;

  (d)
  carry on all or any part of the business of the Company and, to the exclusion of all others including the Company, enter upon, occupy and use all or any of the premises, buildings, and other property of or used by the Company for such time as the Lender sees fit, free of charge, and the Lender shall not be liable to the Company for any act, omission or negligence (other than arising from the Lender's wilful misconduct or gross negligence) in so doing or for any rent, charges, depreciation or damages incurred in connection with or resulting from such action;

  (e)
  require the Company to engage a consultant or consultants of the Lender's choice, or engage a consultant or consultants on behalf of the Lender, such consultant to receive the full cooperation and support of the Company and its officers and employees, including unrestricted access to the premises and books and records of the Company; all reasonable fees and expenses of any such consultant shall be for the account of the Company and the Company hereby authorizes any such consultant to report directly to the Lender and to disclose to the Lender any and all information obtained by such consultant;

  (f)
  borrow for the purpose of carrying on the business of the Company or for the maintenance, preservation or protection of the Collateral and grant a security interest in the Collateral, whether or not in priority to the Security Interest, to secure repayment; and

  (g)
  commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Company.

Section 5.4    Receiver's Powers.

(1)
Any receiver appointed by the Lender shall be vested with the rights and remedies which could have been exercised by the Lender in respect of the Company or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration shall be within the sole and unfettered discretion of the Lender.

(2)
Any receiver appointed by the Lender shall act as agent for the Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Company. The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Company or as agent for the Lender as the Lender may determine in its discretion. The Company agrees to ratify and confirm all actions of the receiver acting as agent for the Company, and to release and indemnify the receiver in respect of all such actions.

(3)
The Lender, in appointing or refraining from appointing any receiver, shall not incur liability to the receiver, the Company or otherwise and shall not be responsible for any misconduct or negligence of the receiver (other than liability arising from the wilful misconduct or gross negligence of the receiver).

Section 5.5    Appointment of Attorney.

        The Company irrevocably appoints the Lender (and any of its officers) as attorney of the Company (with full power of substitution) to do, make and execute, in the name of and on behalf of the Company, whenever the Security Interest has become enforceable, all such further acts, documents, matters and things which the Lender, acting reasonably, may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of the accounts. All acts of the attorney are ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except for its own gross negligence or wilful misconduct.

Section 5.6    Realization on Partnership Interests and ULC/LLC Interests.

        The Security Interest shall not be or become enforceable with respect to Collateral that is Partnership Interests or ULC/LLC Interests unless written notice is provided to the Company by the Lender in accordance with Section 5.1 that, (i) specifically identifies this security agreement, (ii) refers to this Section 5.6, and (iii) stating that the Security Interest has become enforceable with respect to the Partnership Interests and ULC/LLC Interests specifically identified in such notice. The parties hereto agree that, unless the Lender has become the absolute owner of Collateral consisting of Partnership Interests or ULC/LLC Interests by exercising realization and enforcement rights pursuant to this Section 5.6, this security agreement shall not be construed to make the Lender liable as a member of any limited liability company, unlimited liability company or partnership and the Lender by virtue of this security agreement or otherwise shall not have any of the duties, obligations or liabilities of a member of any limited liability company, unlimited liability company or partnership.

Section 5.7    Dealing with the Collateral.

(1)
The Lender shall not be obliged to exhaust its recourse against the Company or any other person or against any other security it may hold in respect of the Secured Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Lender may consider desirable.

(2)
The Lender may grant extensions or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Company and with other persons, sureties or securities as it may see fit without prejudice to the Secured Obligations, the liability of the Company or the rights of the Lender in respect of the Collateral.

(3)
Except as otherwise provided by law or this security agreement, the Lender shall not be (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

Section 5.8    Standards of Sale.

        Without prejudice to the ability of the Lender to dispose of the Collateral in any manner which is commercially reasonable, the Company acknowledges that:

  (a)
  Collateral may be disposed of in whole or in part;

  (b)
  Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

  (c)
  any assignee of such Collateral may be a customer of the Lender;

  (d)
  a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Lender, in its sole discretion, may deem advantageous; and

  (e)
  the Lender may establish an upset or reserve bid or price in respect of Collateral.

Section 5.9    Dealings by Third Parties.

(1)
No person dealing with the Lender or an agent or receiver shall be required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Lender by the Company, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Lender with the Collateral, or (vi) how any money paid to the Lender has been applied.

(2)
Any purchaser of all or any part of the Collateral from the Lender or a receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Company, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted.

Section 5.10    Application of Proceeds.

        All Proceeds collected by Lender upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by Lender hereunder, shall be applied as follows:

  (a)
  first, to the payment of all costs and expenses of such sale, disposition or other realization, including the costs and expenses of Lender and the fees and expenses of its agents and counsel, all amounts advanced by Lender for the account of the Company, and all other amounts payable to Lender under Section 2.2(2);

  (b)
  second, after payment in full of the amounts specified in clause (i) above, to the payment of all Secured Obligations owing to Lender; and

  (c)
  third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this security agreement, to the Company or any other Person lawfully entitled to receive such surplus.

ARTICLE 6
GENERAL

Section 6.1    Discharge.

        The Security Interest shall be discharged upon, but only upon, (i) full payment and performance of the Secured Obligations, and (ii) the Lender having no obligations under the Loan Documents or otherwise. Upon discharge of the Security Interest and at the request and expense of the Company, the Lender shall execute and deliver to the Company such releases and discharges as the Company may reasonably require.

Section 6.2    Amendments, etc.

        No amendment or waiver of any provision of this security agreement, nor consent to any departure by the Company from such provisions, is effective unless in writing and approved by the Lender. Any amendment, waiver or consent is effective only in the specific instance and for the specific purpose for which it was given.

Section 6.3    Waivers.

        No failure on the part of the Lender to exercise, and no delay in exercising, any right under this security agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any right under this security agreement preclude any other or further exercise of such right or the exercise of any other right.

Section 6.4    No Merger.

        This security agreement shall not operate by way of merger of any of the Secured Obligations and no judgment recovered by the Lender shall operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Lender in respect of the Secured Obligations.

Section 6.5    Further Assurances.

        The Company shall from time to time, whether before or after the Security Interest shall have become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may reasonably require for (i) protecting the Collateral, (ii) perfecting the Security Interest, and (iii) exercising all powers, authorities and discretions conferred upon the Lender. The Company shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments and instruments as the Lender may reasonably require for facilitating the sale or other disposition of the Collateral in connection with its realization.

Section 6.6    Supplemental Security.

        This security agreement is in addition and without prejudice to and supplemental all other security now held or which may hereafter be held by the Lender.

Section 6.7    Notices.

        Any notices, directions or other communications provided for in this security agreement shall be in writing and given in accordance with the provisions of the Purchase Agreement.

Section 6.8    Successors and Assigns.

        This security agreement shall be binding upon the Company, its successors and assigns, and shall enure to the benefit of the Lender and its successors and assigns. All rights of the Lender shall be assignable.

Section 6.9    Severability.

        If any provision of this security agreement shall be deemed by any court of competent jurisdiction to be invalid or void or to otherwise render the Lender subject to the status, duties, obligations, or liabilities of a member or partner of an unlimited company or a limited liability company or a partnership described in Section 2.9(2) hereto, other than by the exercise of realization and enforcement rights pursuant to Section 5.6 of this security agreement, then the provision or provisions shall be severed from this security agreement and the remaining provisions shall remain in full force and effect.

Section 6.10    Lender Not A Partner Or Member Etc.

(1)
Nothing herein shall be construed to make the Lender liable as a member of any limited liability company or any unlimited company or as a partner of any partnership and the Lender shall not have any of the duties, obligations or liabilities of a member of any limited liability company or any unlimited liability company or of a partner of any partnership by virtue of this security agreement (except as referred to in the following sentence). The parties hereto expressly agree that, unless the Lender shall become the absolute owner of Collateral consisting of any ULC/LLC Interests or Partnership Interests pursuant to Section 5.6 hereto, this security agreement shall not be construed as making the Lender a member of any limited liability company or any unlimited liability company or of a partner of any partnership or creating a partnership or joint venture among the Lender and/or the Company and/or any other Person.

(2)
Except as provided in the last sentence of Section 6.10(1), the Lender by accepting this security agreement, did not intend to become a member of any limited liability company or any unlimited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to the Company, any limited liability company, unlimited company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Lender shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a member of any limited liability company or any unlimited liability company or as a partner of any partnership except as provided in the last sentence of Section 6.10(1).

(3)
The Lender shall not be obligated to perform or discharge any obligation of the Company as a result of the security interest in ULC/LLC Interests and Partnership Interests hereby effected.

(4)
The acceptance by the Lender of this security agreement, with all the rights, powers, privilege and authority so created, shall not at any time or in any event obligate the Lender to appear in or defend any action or proceeding relating to the ULC/LLC Interests or Partnership Interests to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability in connection with the ULC/LLC Interests or Partnership Interests.

Section 6.11    Governing Law.

        This security agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 6.12    Confidentiality.

        Except to the extent expressly authorized by this security agreement or otherwise agreed in writing, the Parties agree that the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as permitted under this security agreement any Confidential Information (as defined below), in whole or in part, of the disclosing Party, except to the extent that it can be established by the receiving Party that such Confidential Information:

(1)
was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(2)
was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(3)
became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this security agreement;

(4)
was disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing Party not to disclose such information to others; or

(5)
was subsequently developed by the receiving Party without use of the Confidential Information as demonstrated by competent written records.

        The receiving Party shall protect the confidentiality of the disclosing Party's Confidential Information with the same degree of care that it exercises with respect to its own information of a like nature, but in no event less than reasonable care. Access to the disclosing Party's Confidential Information shall be restricted to the employees, advisors, consultants and agents of the receiving Party and its Subsidiaries, who, in each case, need to have access to carry out a permitted use and are bound in writing to maintain the confidentiality of such Confidential Information. The Confidential Information, and all copies of part or all thereof, shall be and remain the exclusive property of the disclosing Party, and the receiving Party shall acquire only such rights as are expressly set forth in this security agreement and only for as long as such rights are in effect.

        For purposes of this security agreement, the term "Confidential Information" shall mean (i) all tangible materials (including all chemical and biological materials), and (ii) all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked or identified as confidential or proprietary, which are transferred, disclosed or made available by either Party to the other; and the term "Party" means a party to this security agreement.

        IN WITNESS WHEREOF the Company has executed this security agreement.

MDS PROTEOMICS
By:	/s/ AMIL AMLANI Authorized Signing Officer
By:	/s/ DAVID T. PATTERSON Authorized Signing Officer

EXHIBIT A

FORM OF
LANDLORD'S WAIVER AND CONSENT

        LANDLORD'S WAIVER AND CONSENT dated as of                        ,            , is made by                        the ("Landlord"), for the benefit of Cephalon, Inc., having an office at 145 Brandywine Parkway, West Chester, PA 19380, Attn: General Counsel (the "Lender").

        Subject to and in accordance with the terms and conditions of a certain Note Purchase Agreement, dated January 7, 2003 (the "Purchase Agreement"), the Lender has extended a loan to MDS Proteomics Inc. (the "Borrower") and secured in whole or in part pursuant to one or more agreements, instruments and other documents (collectively, the "Security Agreements") granting security interests in and liens on, among other things, all presently owned and hereafter acquired personal property (collectively, the "Collateral") of the Borrower and certain of its subsidiaries, (the Borrower and such subsidiaries, if any, are referred to herein collectively as the "Debtors" and each is referred to herein as a "Debtor").

        Any or all of the Collateral is or may be installed or kept at the premises owned by the Landlord and leased to a Debtor located at                        , (the "Premises").

        In order to induce the Lender to make the loan to the Borrower described in the Purchase Agreement, the Landlord has agreed to execute and deliver this Agreement in favour of Lender.

        NOW THEREFORE, the Landlord, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agrees as follows:

  1.
  The Landlord (i) consents to the installation or location of the Collateral in or on the Premises, (ii) agrees that any right, claim, title, interest or lien in respect of any of the Collateral (including without limitation any right of distraint, levy, execution or sale) that the Landlord may have or acquire for any reason or in any manner (including by reason of the Collateral being installed in or on, attached to or located in or on the Premises, or otherwise), whether arising under any agreement, instrument or law now or hereafter in effect, is hereby made fully subordinate, subject and inferior to every right, claim, title, interest and lien in respect of the Collateral in favour of the Lender to the full extent that the same secures or may hereafter secure any and all obligations and indebtedness of every kind, now existing or hereafter arising, of the Debtors, or any of them, to Lender, and (iii) further agrees that the Collateral is and will remain personal property and will not become part of the Premises.

  2.
  The Landlord hereby agrees that so long as this Agreement is in effect, the Landlord shall not exercise or attempt to exercise any right, assert any claim, title or interest in or lien upon, or take any action or institute any proceedings with respect to, the Collateral. The Landlord agrees to use commercially reasonable efforts to give Lender written notice of any event which, with or without the giving of notice or passage of time or both, could result in the creation of the right of the Landlord to terminate any lease ("Lease") covering all or any part of the Premises or to accelerate any rent due thereunder. The Landlord, simultaneously with the giving by the Landlord of any notice of default to the then tenant under a Lease, shall send by registered or certified mail, return receipt requested, or by a reputable overnight courier, to Lender a photostat or xerox copy of such notice of default.

  3.
  The Lender and its agents, representatives and designees may, at any time and from time to time upon prior notice to the Landlord (which may be oral), enter the Premises without the consent of the Landlord and remove and take possession of the Collateral, provided that such parties restore any parts of the Premises physically damaged by them in the course of removal to the condition such parts were in prior to such entry and removal of the Collateral (but the foregoing shall not impose any liability upon Lender for any damage by fire or other insurable casualty). The rights, claims, interests and liens of Lender to the Collateral located on the

    Premises shall be senior to the rights, claims, interests and liens of the Landlord with respect to such Collateral.

  4.
  The provisions hereof shall be irrevocable and remain in full force and effect until each Debtor has fully paid and performed all of obligations to Lender under and in accordance with the terms of all present and future agreements, instruments and documents evidencing such obligations and all present and future Security Agreements (in each case including any extensions, modifications and renewals thereof or substitutions therefor at any time made), and until all obligations, if any, of Lender to extend loans, advances, or provide other financial accommodations to the Debtors (including any commitment to lend or issue or confirm or participate in letters of credit) shall be terminated.

  5.
  This Agreement shall be binding upon the Landlord and its successors and assigns and shall inure to the benefit of Lender and its successors, assigns, and designees. The Landlord agrees to make this Agreement known to any transferee of the Premises and any person who may have an interest or right in the Premises. The Landlord acknowledges and agrees that the provisions set forth in this Agreement are, and are intended to be, an inducement and consideration to Lender to make, or permit to remain outstanding, loans, advances and financial accommodations to the Debtors, and Lender shall be deemed conclusively to have relied upon such provisions in making, or permitting, to remain outstanding, such loans, advances and financial accommodations, and Lender is made an obligee hereunder and may directly enforce the provisions hereof.

2

        IN WITNESS WHEREOF, the Landlord has duly executed this Agreement as of the date and year first above written.

[Name of Landlord]
By:	Authorized Signing Officer
By:	Authorized Signing Officer

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TABLE OF CONTENTS
SECURITY AGREEMENT
ARTICLE 1 INTERPRETATION
ARTICLE 2 SECURITY
ARTICLE 6 GENERAL
EXHIBIT A FORM OF LANDLORD'S WAIVER AND CONSENT